                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 23, 2007

                            MIRACOR DIAGNOSTICS, INC.
             (Exact name of registrant as specified in its charter)

Utah                       0-12365                   58-1475517
--------------------------------------------------------------------------------
(State or other            (Commission               (IRS Employer
jurisdiction of            File Number)              Identification No.)
formation

9191 Towne Centre Drive, Suite 400, San Diego, California 92122
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (858) 455-7127

9191 Towne Centre Drive, Suite 400, San Diego, California 92122
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Act of 1934

ITEM 1.01 ENTRY INTO MATERIAL AGREEMENT
---------------------------------------

See Item 7.01 below.

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION
------------------------------------------------------

See Item 7.01 below.

ITEM 5.02 DEPARTURE OF PRINCIPAL OFFICERS
-----------------------------------------

See Item 7.01 below.

ITEM 7.01 REGULATION FD DISCLOSURE
----------------------------------

On March 23, 2007, we announced a refinancing of our credit lines, resignation of an officer and other events.

In accordance with General Instruction B.2. of Form 8-K, the information set forth in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item
7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or in the Exchange Act except as may be expressly set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits.
--------------------------------------------

(c) Exhibits.

99.1 News release dated March 23, 2007 announcing a refinancing of our credit lines, resignation of an officer and other events.

Exhjbit 99.1 Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MIRACOR DIAGNOSTICS, INC.


By:  /s/ Ross S. Seibert
     ------------------------
     Ross S. Seibert, Chief Executive Officer

Dated:  March 23, 2007

                                       2